UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2024

OptimizeRx Corporation

(Exact name of registrant as specified in charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Charles Street, Suite 302, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 11, 2024, OptimizeRx Corp. (the “Company”) issued a press release reaffirming certain preliminary unaudited revenue and adjusted EBITDA results for fiscal 2023 based upon management estimates. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

The estimated revenue and adjusted EBITDA for FY2023 set forth in the press release are preliminary and unaudited and are subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of and does not express an opinion or any other form of assurance with respect to, the preliminary unaudited revenue results. It is possible that the Company or its independent registered public accounting firm may identify items that require the Company to make adjustments to the preliminary estimates of revenue and/or adjusted EBITDA set forth in the press release.

The information in this Item 2.02 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: March 11, 2024	By:	/s/ Edward Stelmakh
	Name:	Edward Stelmakh
	Title:	Chief Financial Officer

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